                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Southern Financial Bancorp, Inc
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                              [LOGO APPEARS HERE]

                        SOUTHERN FINANCIAL BANCORP, INC.



Dear Shareholders:


     You are cordially invited to attend the Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on April 26, 2001 at 2:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

     At the Meeting, four directors of the Company will be elected for a term of three years. Shareholders also will vote to ratify a stock option program for members of the Board of Directors and the designation of KPMG LLP as the Company's auditors for the year 2001. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

     The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                   Sincerely yours,

                                   Georgia S. Derrico

                                   GEORGIA S. DERRICO
                                   Chairman and
                                   Chief Executive Officer


Warrenton, Virginia
March 26, 2001

                        SOUTHERN FINANCIAL BANCORP, INC.
                               37 E. Main Street
                           Warrenton, Virginia  20186

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $.01 per share, of Southern Financial Bancorp, Inc. (the "Company"), will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 26, 2001 at 2:00 p.m., for the following purposes:

     1. To elect four directors to serve on the Company's Board of Directors for a term of three years, or until their successors are elected and qualify;

     2. To approve the amending and restating of the Company's 1993 Stock Option Plan to include members of the Board of Directors and to increase the number of shares authorized under the plan.

     3. To ratify the designation by the Board of Directors of KPMG LLP as auditors for the fiscal year ending December 31, 2001; and

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 22, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                    By Order of the Board of Directors

                                    Richard Steele

                                    Richard Steele
                                    Secretary

Warrenton, Virginia
March 26, 2001

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        SOUTHERN FINANCIAL BANCORP, INC.

                              ___________________

                                PROXY STATEMENT
                              ___________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 2001


                              GENERAL INFORMATION

     This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 26, 2001 at 2:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia (the "Annual Meeting"), and at any adjournment thereof.

     The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 26, 2001. The cost of soliciting proxies will be borne by the Company.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Shanna Banks, Shareholder Relations, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

     Only shareholders of record of Common Stock at the close of business on February 22, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 3,072,470 shares of Common Stock issued and outstanding, of which 57,760 shares were owned by the Bank and due to be canceled, and 648 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Company had 13,621 shares of preferred stock issued and outstanding at the Record Date. Holders of preferred stock are not entitled to notice of, or to vote at, the Annual Meeting.

     As of the Record Date, directors and executive officers of the Company and their affiliates, as a group, owned beneficially a total of 729,301 shares of Common Stock, or approximately 23.7% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

     A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors is determined by a plurality vote, abstentions will not affect such election.

     A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.


                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Board shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Four directors are to be elected at the Annual Meeting to serve for a term of three years. Barbara Fried, who was appointed to the Board in September 2000, is being presented to the shareholders as a nominee for the first time.

     The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the Secretary of the Company at least 20 days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable to serve as a director if elected. Eight other directors have been elected to terms that end in either 2002 or 2003, as indicated below.

     The Company's Bylaws provide, however, that shareholders entitled to vote for the election of directors may name nominees for election to the Board.
Under the Company's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Based upon an anticipated date of April 25, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of a proposed nomination no later than February 25, 2002 and no earlier than January 25, 2002.

     The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and
(ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Company.

     Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected.
The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

     In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED BELOW BE ELECTED AS DIRECTORS.

                NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2004

                                                                                         Year First
                        Name; Age; Principal Occupation for Past Five Years;             Elected as
                              and Directorships in Public Corporations                    Director
                              ----------------------------------------                    --------
Fred L. Bollerer         58, Senior Advisor to the Morino Group having been                 1999
                         President and Chief Executive Officer of the Potomac
                         Knowledge Way Project;  President and Chief Executive
                         Officer of Riggs Bank, N.A. from 1993 to 1997; and
                         Chairman of the Board and Chief Executive Officer of
                         First American Bank of Virginia prior thereto.

Georgia S. Derrico       56, Chairman of the Board and Chief Executive Officer              1986
                         of the Company since 1986; having served as Senior
                         Vice President, Chief Administrative and Credit
                         Officer, Multinational Division, District Head of
                         Chemical Bank prior thereto.  Other directorship:
                         Oneida Ltd.

Barbara J. Fried         65, Ms. Fried has been Chairman of the Fried                       2000
                         Companies, Inc., a real estate development and
                         management company based in Springfield, Virginia,
                         since 1995. Ms. Fried was also Chairman of the Board
                         of First Savings Bank of Virginia.

Richard E. Smith         75, Retired Colonel, U.S. Marine Corps; CEO and                    2000
                         Chairman, MANNA Financial Services, a
                         broker-dealer/investment advisory company founded by
                         him in 1961; and Owner, Reed Insurance Agency; having
                         served as a founding director and Chairman of the
                         Board for The Horizon Bank of Virginia, which merged
                         into Southern Financial Bank on October 1, 1999,  from
                         1989 to 1999; having served as a director of Guaranty
                         Bank & Trust Co. and Riggs National Bank of Virginia.

             INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2002

                                                                                        Year First
                           Name; Age; Principal Occupation for Past Five Years;         Elected as
                                 and Directorships in Public Corporations                Director
                                 ----------------------------------------                --------
Alfonso G. Finocchiaro     68, Former Executive Vice President, Regional General           1999
                           Manager and CEO (Americas), Banco Portugues do
                           Atlantico from 1978 to 1997; having been President and
                           Chief Executive Officer of Connecticut Bank
                           International from 1977 to 1978; and Vice President of
                           Chemical Bank from 1966 to 1977.

Virginia Jenkins           53, Owner, V. Jenkins Interiors and Antiques.                   1988

Michael P. Rucker          60, Executive with Caterpillar, Inc., a manufacturing           1991
                           company; Chairman of the Board, George H. Rucker
                           Realty Corp., a real estate development company.

Robert P. Warhurst         62, President and co-owner of Merrifield Garden Center          1999
                           in Merrifield and Fairfax, Virginia; having served as
                           a founding director of Horizon from 1989 to 1999.

             INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2003

                                                                                         Year First
                         Name; Age; Principal Occupation for Past Five Years;            Elected as
                               and Directorships in Public Corporations                   Director
                               ----------------------------------------                   --------
John C. Belotti          64, President and CEO, Bee & H Electric Company in                 1999
                         Fairfax, Virginia; having served as a founding
                         director of Horizon from 1989 to 1999 and Vice
                         Chairman of the Board of Horizon from 1998 to 1999.

Neil J. Call             67, Executive Vice President, MacKenzie Partners,                  1986
                         Inc., a New York financial consulting company, since
                         1990; having served as Executive Vice President, D.F.
                         King & Co., Inc. from 1986 to 1990; and Executive Vice
                         President, Finance, Gulf and Western Industries prior
                         thereto.

David de Give            58, Senior Vice President of the Company since 1992;               1986
                         having been a cattle breeder and private investor from
                         1989 to 1992; having served as President, Newmarket
                         Capital Corp., a mortgage company, from 1986 to 1989;
                         and Vice President in charge of U.S. Funding, Chemical
                         Bank, prior thereto.

R. Roderick Porter       55, President and Chief Operating Officer of the                   1986
                         Company since April 1998; having been President, FX
                         Concepts, Ltd., an international money management
                         firm, from 1994 to 1998; having served as Managing
                         Director, West Capital, Inc., a real estate advising
                         firm, from 1992 to 1994; Chairman, Newmarket Capital
                         Corp., a mortgage company; and Principal of Morgan
                         Stanley prior thereto.

     In 2000, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings of all committees of the Board on which the director then served. Twelve meetings of the Board were held during 2000.

Committees of the Board

     The Asset/Liability Management Committee has authority for policy formulation and administration of the Company's asset/liability management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico and Messrs. Porter (Chairman), Belotti, de Give, Fried, and Smith reports periodically to the Board on the interest sensitivity of the Company, including an analysis of the duration of the Company's assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of the Company's equity. The Asset/Liability Management Committee met once in 2000. The Asset/Liability Management Committee frequently discusses policy issues at Board meetings.

     The Audit Committee assists the Board in fulfilling its fiduciary responsibilities relating to the corporate accounting and reporting practices of the Company. The Audit Committee adopted a new charter in 2000 in order to facilitate the implementation of the Blue Ribbon Committee recommendations. The Blue Ribbon Committee was created in October 1998 by the New York Stock Exchange and the National Association of Securities Dealers to improve board oversight of the financial reporting process of public companies. In addition, the Audit Committee function now includes loan review. The Audit committee consists of Messrs. Call (Chairman), Bollerer, Finocchiaro, Marcellus, Rucker and Ms. Jenkins. The Committee met four times in 2000.

     The Compensation Committee reviews the performance of, and establishes the compensation for, the executive officers of the Company. The Company's executive compensation programs are designed to retain and reward executives based upon (i) their individual performance and ability to lead the Company to achieving its goals and (ii) the Company's performance. The Compensation Committee consists of Messrs. Marcellus (Chairman), Finocchiaro (Co-Chairman), Call, Warhurst and Ms. Jenkins. The Compensation Committee met two times in 2000.

Senior Officers of the Company

     William Stevens, 56, joined the Bank in 1999 as Executive Vice President/Risk Management. From 1991 to 1999, Mr. Stevens served as a Senior Analyst in the Office of the Inspector General of the Federal Deposit Insurance Corporation. Prior to that he was an Executive Vice President at Riggs Bank, N.A. in Washington, D.C. where he managed the Bank's commercial real estate and single family lending activities. Before that, Mr. Stevens was President and COO of Anchor Mortgage Services, and he was a Senior Vice President at Chemical Bank from 1983 to 1987.

     Patricia Ferrick, 38, joined Southern Financial in 2000 as Senior Vice President/Chief Financial Officer. Ms. Ferrick recently served as Managing Director, Controller of National Cooperative Bank. Prior to that, she was Vice President/Controller for First Commonwealth Savings Bank and its subsidiary, James Madison Mortgage. Before that she served as Vice President, Controller for NVR Savings Bank and she was an auditor at KPMG LLP from 1985 to 1989.

     Richard Steele, 53, joined the Bank in 1999 as Senior Vice President. From 1993 to 1999, Mr. Steele was Senior Vice President of FX Concepts, Inc., an international money management firm based in New York City. From 1989 to 1993, Mr. Steele was Director of Finance, Eli Lilly and Company, Geneva, Switzerland. Prior to that Mr. Steele held various financial positions with Eli Lilly and Company from 1969 to 1989.

Certain Relationships and Related Transactions

     Georgia S. Derrico, Chairman of the Board and Chief Executive Officer and a director of the Company, and R. Roderick Porter, President and Chief Operating Officer and a director of the Company, are married to each other.

     Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $1,007,867.41 at December 31, 2000, or 1.9% of the Company's equity capital at that date.


                                STOCK OWNERSHIP

     The following table lists those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, as of December 31, 2000.

          Name and Address of                       Number of              Percent
           Beneficial Owners                       Shares/(1)/             of Class
           -----------------                       -----------             --------
       Georgia S. Derrico/(2)/(3)/                 277,950                   9.2%
       R. Roderick Porter
       2954 Burrland Lane
       The Plains, Virginia  20171

________________
/(1)/ Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations over which the named individuals may be deemed to have voting or investment power.
/(2)/ Georgia S. Derrico and R. Roderick Porter are married to each other.
/(3)/ Includes (a) 73,538 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 104,836 shares that Ms. Derrico may acquire pursuant to the exercise of stock options, (b) 4515 shares of Common Stock and

          Name and Address of                               Number of              Percent
           Beneficial Owners                               Shares/(1)/             of Class
           -----------------                               -----------             --------
          Mark Fried /(4)/(5)/                                155,661                  5.2%
          Barbara J. Fried
          6651 Loisdale Ct. Suite 900
          Springfield, Virginia 22150

          Financial Institution Partners II, L.P. /(6)/       265,350                  8.8%
          Hovde Capital, L.L.C.
          Eric D. Hovde
          Steven D. Hovde
          1824 Jefferson Place, N.W.
          Washington, D.C.  20036


     The following table sets forth as of December 31, 2000 the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers, and directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by such person.


                                     Total Number
Name of Beneficial Owner            of Shares /(1)/        Percent of Class
------------------------            ---------------        ----------------
John C. Belotti                          23,562                    *
Fred L. Bollerer                          3,000                    *
Neil J. Call                             42,900/(2)/             1.4%
David de Give                            88,416/(3)/             2.9%
Georgia S. Derrico                      277,950/(4)/             9.2%

--------------------------------------------------------------------------------
2,509 shares of the Company's convertible preferred stock owned individually by Mr. Porter over which he has sole investment power and 37,500 shares that Mr. Porter may acquire pursuant to the exercise of stock options, and (c) 55,052 shares owned jointly by Ms. Derrico and Mr. Porter over which they have joint investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.
/(4)/ Mark Fried and Barbara Fried are married to each other.
/(5)/ Includes 25,657 shares owned individually by Ms. Fried over which she has sole voting and investment power and 130,004 shares owned individually by Mr. Fried over which he has sole voting and investment power.
/(6)/ As reported in a Schedule 13D filed with the Securities and Exchange Commission on November 22, 2000 by Financial Institution Partners II, L.P., Hovde Capital, L.L.C., Eric D. Hovde and Steven H. Hovde. According to the
Schedule 13D, Hovde Capital, L.L.C., as General Partner of Financial Institution Partners II, L.P., and Eric D. Hovde and Steven D. Hovde, as managing members of Hovde Capital, L.L.C., may be deemed to have shared voting and investment powers over all such shares.
/(1)/ The amounts in this column include shares of Common Stock with respect to which certain persons have the right to acquire beneficial ownership within 60 days after December 31, 2000 pursuant to the Company's 1993 Stock Option and Incentive Plan, as amended: Mr. de Give: 49,403 shares; Ms. Derrico: 104,836 shares; Mr. Porter: 37,500 shares; Mr. Steele 4,000 shares; Mr. Stevens: 7,000 shares; and the directors and officers as a group: 202,739 shares.
/(2)/ Includes 38,546 shares of Common Stock and 4,354 shares of the Company's convertible preferred stock.
/(3)/ Includes 2,469 shares owned by Mr. de Give's spouse over which she has sole voting and investment power.
/(4)/ Includes (a) 73,538 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 104,836 shares that Ms. Derrico may acquire pursuant to the exercise of stock options, (b) 4,515 shares of Common Stock and

                                     Total Number
Name of Beneficial Owner            of Shares /(1)/        Percent of Class
------------------------            ---------------        ----------------

Barbara J. Fried                      155,661/(7)                5.2%
Alfonso G. Finocchiaro                 10,300
Virginia Jenkins                        2,275                      *
John L. Marcellus, Jr.                 15,808/(5)/                 *
R. Roderick Porter                    277,950/(4)/               9.2%
Michael P. Rucker                      45,871/(6)/               1.5%
Richard E. Smith                       29,000                      *
Richard P. Steele                       8,152                      *
William Stevens                         7,500                      *
Robert P. Warhurst                     15,606                      *

Directors and officers as a group
(15 persons)                          726,001                   24.1%




--------------------------------------------------------------------------------
2,509 shares of the Company's convertible preferred stock owned individually by Mr. Porter over which he has sole investment power and 37,500 shares that Mr. Porter may acquire pursuant to the exercise of stock options, and (c) 55,052 shares owned jointly by Ms. Derrico and Mr. Porter over which they have joint investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.
/(4)/ Mark Fried and Barbara Fried are married to each other.
/(5)/ Includes 25,657 shares owned individually by Ms. Fried over which she has sole voting and investment power and 130,004 shares owned individually by Mr. Fried over which he has sole voting and investment power.
/(6)/ As reported in a Schedule 13D filed with the Securities and Exchange Commission on November 22, 2000 by Financial Institution Partners II, L.P., Hovde Capital, L.L.C., Eric D. Hovde and Steven H. Hovde. According to the
Schedule 13D, Hovde Capital, L.L.C., as General Partner of Financial Institution Partners II, L.P., and Eric D. Hovde and Steven D. Hovde, as managing members of Hovde Capital, L.L.C., may be deemed to have shared voting and investment powers over all such shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its executive officers and directors were complied with.

          COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation

     The following table presents information relating to total compensation of the Chief Executive Officer and the other named executive officers of the Company for the years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation             Long-Term Compensation
                                                   -------------------             ----------------------

                                                                                  Securities
Name and                                                       Other Annual       Underlying         All Other
Principal Position         Year      Salary        Bonus    Compensation /(1)/    Options (#)    Compensation/(2)/
------------------         ----      ------        -----    ------------------    -----------    -----------------
Georgia S. Derrico         2000     $225,000     $240,000            --              12,500             $5,000
Chairman of the Board      1999     $195,000     $240,000            --              10,000             $4,800
 and Chief Executive       1998      193,226      200,000            --              10,000             $4,800
 Officer

R. Roderick Porter/(3)/    2000     $195,000     $140,000            --              12,500             $5,000
President and Chief        1999      175,000       72,000            --              15,000             $4,800
 Operating Officer         1998      100,000                                         10,000             $2,505


William Stevens/(4)/       2000     $147,000     $  5,000            --
Executive Vice President

Richard P. Steele/(4)/     2000     $115,000     $ 30,000            --               1,000
Senior Vice President

_____________________________
/(1)/ None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for the years indicated.
/(2)/ The amounts set forth in this column constitute matching contributions by the Company to the Company's 401(k) Plan.
/(3)/ Mr. Porter joined the Company on April 1, 1998.
/(4)/ Mr. Steele and Mr. Stevens joined the Company in 1999.

Option Grants in Last Fiscal Year

     The following table sets forth for the year ended December 31, 2000 the grants of stock options to the named executive officers:

                 OPTION GRANTS IN YEAR ENDED DECEMBER 31, 2000


                                                                                                     Potential Realizable
                                                                                                   Value at Assumed Annual
                                                                                                     Rates of Stock Price
                                                                                                       Appreciation for
                                                Individual Grants/(1)/                                   Option Term
                            -------------------------------------------------------------------    ----------------------
                                                Percent of
                             Number of         Total Options
                            Securities          Granted to
                            Underlying         Employees in       Exercise or
                              Options           Fiscal Year        Base Price       Expiration
Name                        Granted (#)          (%)/(2)/          ($/Share)           Date           5% ($)       10% ($)
----                        -----------          --------          ---------           ----           ------       --------
Georgia S. Derrico            12,500              25.4%              16.438          02/03/10        $334,750      $533,000

R. Roderick Porter            12,500              25.4%              16.438          02/03/10        $334,750      $533,000

Richard P. Steele              1,000               2.0%              16.438          02/03/10        $ 26,780      $ 42,640


______________________________

/(1)/ Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and are exercisable after February 3, 2001. /(2)/ Options to purchase 49,250 shares of Common Stock were granted to the Company's employees during the year ended December 31, 2000.

Option Exercises in Last Fiscal Year

     The following table sets forth information concerning each exercise of stock option during the fiscal year ended December 31, 2000 by each of the named executive officers and the year end value of unexercised options.

          AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 2000
                       AND FISCAL YEAR END OPTION VALUES

                                                                      Number of
                                                          Securities Underlying Unexercised            Value of Unexercised
                                                                       Options                         In-The-Money Options
                                                            at December 31, 2000 (#)/(1)/        at December 31, 2000 ($)/(2)/
                                                           -------------------------------      -------------------------------
                            Shares
                        Acquired on          Value
Name                    Exercise (#)      Realized ($)      Exercisable      Unexercisable      Exercisable       Unexercisable
----                    ------------      ------------      -----------      -------------      -----------       -------------
Georgia S. Derrico          4,840             36,252           93,336            12,500           101,104            /(3)/
R. Roderick Porter                                             25,000            12,500            /(3)/             /(3)/
William Stevens                                                 7,000
Richard P. Steele                                               3,000             1,000            /(3)/             /(3)/

Employment Agreements

          Ms. Derrico has an employment agreement with the Company. The agreement has an initial term of five years and can be extended for an additional year three times, the first of which was on December 31, 2000. Ms. Derrico's employment agreement provides that she will serve as the Chairman and Chief Executive Officer of the Company at an annual base salary of $195,000. Base salary increases and bonuses will be in the discretion of the Board. Under the employment agreement, Ms. Derrico will be entitled to participate in employee benefit plans, including the Company's stock option plans, on the same basis as other employees of senior executive status. If the Company terminates Ms. Derrico's employment without cause, or if Ms. Derrico resigns for "good reason" during the contract term, she will be entitled to salary and benefits for the remainder of the contract term and an amount equal to three times the highest bonus paid to her during the three calendar years that precede the date that her employment terminates. Under the employment agreement, "good reason" entitling Ms. Derrico to resign includes a change or reduction in Ms. Derrico's authority; a reduction in base salary, as the same

_______________________________
/(1)/ Each of these Options relates to Common Stock
/(2)/ These values are based on $12.75 the closing price of Common Stock on December 31, 2000.
/(3)/ None of the indicated options held by the named executive officers were in-the-money as of December 31, 2000.

may have been increased from time to time; the failure of the Company to provide her with substantially the same fringe benefits that have been provided heretofore; the failure of a successor corporation to assume the Company's obligations under the employment agreement; a failure to nominate her for re-election to the Board; or a material breach of the employment agreement by the Company.

          At any time after December 31, 2002, Ms. Derrico may resign and continue to receive her salary for 60 months, provided she agrees to remain Chairman of the Board and does not engage in any competitive business.

          Under the employment agreement, Ms. Derrico would not be entitled to any further compensation or benefits if the Company terminated the agreement for cause. Cause includes personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses that have no material detrimental effect on the Company) or final cease and desist order, or a material breach of any provision of the employment agreement.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee are Messrs. Call, Finocchiaro (Co-Chairman), Marcellus, (Chairman), Warhurst and Ms. Jenkins. No member of the Compensation Committee is or has ever been an employee of Southern Financial Bancorp. Furthermore, none of Southern Financial Bancorp's executive officers has served on the board of directors of any company of which a Compensation Committee member is an employee.

Compensation of Directors

     Each member of the Board who was not an employee of the Company or any of its subsidiaries is paid (i) $500 for attendance at each Board meeting and (ii) $150 for attendance at each meeting of a committee of the Board of which he or she is a member. The same rates apply for meetings attended by teleconferencing. In addition, each director is paid an annual fee of $4,000. Employee members of the Board are not paid separately for their service on the Board or its committees.

Report of the Compensation Committee

     The Compensation Committee of Southern Financial Bank, composed of five non-employee directors has the responsibility for the review and approval of salary and bonus recommendations made by management.

     Salaries: The Compensation Committee reviews and approves annually salary recommendations made by management for executive officers. The Committee either approves or makes adjustments to those recommendations. Base salaries are generally competitive with the market based on peer group comparisons occasionally provided by outside consultants.

     Short-Term Incentive Payments: The Compensation Committee reviews and approves bi-annually incentive awards for executive officers based upon recommendations of management. The Committee either approves or makes adjustments to those recommendations.

     Long-Term Incentive Awards: The long-term incentive portion of executive compensation is provided under the 1993 Stock Option Plan approved by the shareholders in that year. The Plan was amended in 1999 and another amendment will be presented for approval at the 2001 Shareholders Meeting.

     Submitted by the members of the Committee:

          John Marcellus (Chairman)             Virginia Jenkins
          Alfonso Finocchiaro (Co-Chairman)     Bob Warhurst
          Neil Call



                            AUDIT COMMITTEE REPORT

     Southern Financial Bancorp has established an audit committee within the Board of Directors. The audit committee has the responsibility, under delegated authority from our Board of Directors, for providing independent, objective oversight of Southern Financial Bancorp's accounting functions and internal controls. The audit committee consists of six members. The Board of Directors has determined that each of the six members is independent as defined by the rules of the NASD and is able to read and understand fundamental financial statements. The Board of Directors has also determined that at least one member of the audit committee has past employment experience in finance and accounting. The Board of Directors has reviewed, assessed the adequacy of, and approved the audit committee charter. (Attached as Appendix A)

     In fulfilling its oversight responsibilities and in connection with the December 31, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by the Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. In reliance upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

     Submitted by the numbers of the Committee:

          Neil Call (Chairman)      Virginia Jenkins
          Fred Bollerer             John Marcellus
          Alfonso Finocchiaro       Michael Rucker


The Board of Directors has also reviewed the following table of Audit Fees paid to the principal auditor (KPMG).

Audit Fees for audit and review of financial statements and taxes:

2000        $ 84,600.00
1999        $ 79,000.00
1998        $ 59,100.00

Financial Information Systems Design and Implementation Fees:

2000         -0-
1999         -0-
1998         -0-

All Other Fees:

2000        $ 94,130.00
1999        $120,940.00
1998        $ 11,200.00

Performance Graph

The following graph compares the cumulative total return for the Company's Common Stock to the NASDAQ Composite Index and the NASDAQ Bank Index for the last five years. The Graph assumes $100 invested on 12/31/95 and shows the total return assuming reinvestment of dividends through 12/31/2000.

                          Southern Financial Bancorp
                            Stock Price Performance
                    [December 31, 1995 - December 31, 2000]

                                    [GRAPH]


Southern Financial Bancorporation

5 Year Stock Performance Analysis

                --------------------------------------------------------------------------------------------
                    Southern Financial Bancorp        NASDAQ Composite Index         NASDAQ Bank Index
                --------------------------------------------------------------------------------------------
  Date              Closing     Southern Financial    Closing    NASDAQ Composite    Closing     NASDAQ
                    Price*          Bancorp           Price*         Index           Price*     Bank Index
12/31/95          13 105/256        100.000           1052.14       100.000          1009.44     100.000
12/31/96          13   1/2          102.310           1291.03       123.030          1273.46     129.340
12/31/97          22                169.310           1570.35       150.260          2083.22     215.280
12/31/98          21                164.090           2192.69       210.630            1838       93.170
12/31/99          16   1/2          132.100           4069.31       391.960          1691.29     182.030
12/31/00          12   3/4          105.740           2470.52       238.410          1939.45     214.130
                --------------------------------------------------------------------------------------------
                                                      *Total Return Close

                     APPROVAL OF THE AMENDED AND RESTATED
                     1993 STOCK OPTION AND INCENTIVE PLAN

General

     On August 18, 1993, the Board of Southern Financial Federal Savings Bank approved the 1993 Stock Option and Incentive Plan (the "Stock Option Plan"), which was submitted to and approved by the shareholders of Southern Financial Federal Savings Bank on September 29, 1993. The Stock Option Plan was subsequently assumed by the Company after its formation. The Stock Option Plan is intended to provide a means for selected key employees of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and strengthening their desire to remain with the Company. References to the "Company" in this section will include any subsidiary corporation (unless otherwise noted). The principal features of the Stock Option Plan, as amended and restated, are summarized below.

     The amended and restated Stock Option Plan will permit the award of shares of Restricted Stock, Incentive Stock Options and Non-Qualified Stock Options ("Options") to eligible officers and key employees of the Company (including any subsidiary corporation for this purpose) and will provide automatic Stock Options for non-employee directors of the Company (excluding any subsidiary corporation for this purpose) upon such terms as the Stock Option Committee (the "Committee") of the Board may determine, consistent with the terms of the Stock Option Plan.

Amendment and Restatement of the Stock Option Plan

     On March 26, 2001, the Board resolved that the Stock Option Plan be amended and restated to increase the number of shares of Common Stock currently reserved for issuance by 70,000 and provide for automatic grants of stock options to non-employee directors of the Company, subject to shareholder approval. As a result, the Stock Option Plan, as so amended and restated, reserves 481,000 shares of common stock for issuance.

     As of January 31, 2001, the market value of the 70,000 additional share that will be issuable under the Stock Option Plan, as amended and restated, was $1,260,010. For the year ended December 31, 2000, 47,750 options were granted under the Stock Option Plan. Individual grants to the named executive officers are shown in the Summary Compensation Table.

     The following description of the Stock Option Plan as amended and restated summarizes the principal features of the Stock Option Plan, as amended and restated, and is qualified in its entirety by reference to the full text of the Stock Option Plan, as amended and restated, a copy of which is attached hereto as Appendix B.

Administration

     The Stock Option Plan is administered by the Committee, which is composed of three or more disinterested directors. The Committee has the sole discretion, subject to certain limitations, to interpret the Stock Option Plan, to select Stock Option Plan participants; to determine the type, size, terms and conditions of awards under the Stock Option Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Stock Option Plan. All determinations of the Committee are conclusive. All expenses of administering the Stock Option Plan will be borne by the Company.

Eligibility

     Any officer or employee of the Company or its subsidiaries who, in the judgment of the Committee can be expected to contribute significantly to the successful performance or growth of the Company or a subsidiary is eligible to participate in the Stock Option Plan. Non-employee directors of the Company are eligible for automatic options.

Individual Agreements

     The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"), which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

     Subject to the provision of the Stock Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 481,000 shares of authorized but unissued common stock may be issued pursuant to the Stock Option Plan. Under the Stock Option Plan, options to purchase 325,363 shares of common stock have been granted. Any shares of common stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards, or any Restricted Stock awards that is forfeited, will again be available for award under the Stock Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

     The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Committee but will not, in any event, be less than 100 percent (or 110 percent for any optionee owning more than 10% of the total combined voting power of all classes of the Company's outstanding stock) of the fair market value of common stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an Option may be exercised shall not, in any event, exceed ten years from the date that the Option is granted (or five years for an ISO for any optionee owning more than 10% of the total combined voting power of all classes of the Company's outstanding stock); (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of common stock issued upon exercise of any Option will be paid in full to the Company at the time of the exercise of the Option in cash or, at the discretion of the Committee, by surrender to the Company of previously acquired share of common stock, which will be valued at the fair market value of such shares on the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; (6) the aggregate fair market value (determined on the date of grant) of the shares of common stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) only employees may receive ISOs.

Restricted Stock

     The Committee may authorize the award of Restricted Stock to a participant (other than a non-employee director). In the case of Restricted Stock, the Committee may prescribe that the participant's rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Committee and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion. During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends (unless the Committee in its discretion provide for the accumulation thereof until the lapse of applicable restrictions), warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares.

Automatic Grants to Non-Employee Directors

     Each non-employee director serving on the Board of the Company will receive an automatic NQSO covering 1,000 share on the first business day after the first meeting of the Board of Directors of the Company following each annual meeting of stockholders of the Company. The Committee may reduce the number of shares in the automatic grant for non-employee directors as it determines from time to time. The Company currently has 10 non-employee directors.

     The exercise price of automatic Option grants is 100% of fair market value of the shares on the automatic grant date. Unless otherwise provided in the governing agreement, each award of options becomes exercisable on the first anniversary of the applicable automatic grant date. Except as otherwise described, automatic awards to non-employee directors are subject to the same terms and conditions as other awards made under the Stock Option Plan.

Change of Control

     Unless otherwise provided by the Committee, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant (provided that no Option granted to an officer or director of the Company ever becomes exercisable within any six months of its date of grant) and, if a participant continues service with the Company is involuntarily terminated within 18 months after the Change in Control, any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant. The Committee may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered. Under the Stock Option Plan, a "Change of Control" shall be deemed to have taken place (unless the Board adopts a resolution providing otherwise prior to the occurrence of the following events) if: (i) a third person, including a "group" as defined in Section 13(d) (3) of the Exchange Act becomes the beneficial owner of shares of common stock having 25% or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company, or (iii) the shareholders of the Company approve a transaction by which the Company will cease to be an independently publicly owned entity or a sale or other disposition of all or substantially all of the assets of the Company.

Amendment or Termination

     The Board may amend or terminate the Stock Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Restricted Stock awards, (ii) materially increases the benefits to participants under the Stock Option Plan, or (iii) materially changes the requirements as to eligibility for participation in the Stock Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option or Restricted Stock award outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

     No Option or Restricted Stock award may be granted under this Plan after September 28, 2003. Options and Restricted Stock awards granted before September 29, 2003, shall remain valid in accordance with their terms.

Tax Status

     Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Company of the grant and exercise of Incentive Stock Options and Non-Qualified Stock Options or the award of Restricted Stock and the lapse of restriction thereon, pursuant to the provisions of the Stock Option Plan, are summarized below.

     Incentive Stock Options. An employee will generally not recognize regular taxable income on receipt or exercise of an ISO. However, the amount by which the fair market value of the common stock at the time of exercise exceeds the option price is a required adjustment for the purposes of the alternative minimum tax applicable to the employee. If the employee holds the common stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

     In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the common stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long-or short-term capital gain (as applicable). If, however, the fair market value of the common stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

     Non-Qualified Stock Options. NQSOs granted under the Stock Option Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

     Restricted Stock. A participant generally will not recognize taxable income upon the award of Restricted Stock. Instead, ordinary income is recognized at the time the restrictions lapse equal to the fair market value of the Restricted Stock on the date. If the participant is also subject to the provisions of Section 16(b) of the Exchange Act, recognition of income upon the lapse of restrictions on the Restricted Stock may be further postponed until any applicable Section 16(b) holdings periods or restrictions have lapsed. A participant, however, may elect to be taxed at the time of the award of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of such stock at the time of the award determined without regard to any of the restrictions thereon.

     The Company will generally be entitled to a corresponding tax deduction at the time that the participant recognizes ordinary income with respect to the Restricted Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE 1993 STOCK OPTION AND INCENTIVE PLAN, AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                         DESIGNATION OF AUDITORS

     The Board has designated KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2001, subject to shareholder ratification. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

     The principal function of KPMG LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports. The Company engaged the services of KPMG LLP as its independent accountants as of June 26, 1997.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG, LLP TO SERVE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                              FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-K for the period ended December 31, 2000, to be filed with the SEC, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                             Shareholder Relations
                        Southern Financial Bancorp, Inc.
                               37 E. Main Street
                           Warrenton, Virginia  20186



                       PROPOSALS FOR 2002 ANNUAL MEETING

     Any shareholder desiring to make a proposal to be acted upon at the 2002 Annual Meeting of shareholders must present such proposal to the Company at its principal office at 37 E. Main Street, Warrenton, Virginia, not later than November 26, 2001, as required by the regulations of the SEC, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 2002 Annual Meeting on April 25, 2002.


                                 OTHER MATTERS

     The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                    By Order of the Board of Directors

                                    Richard Steele

                                    Richard Steele
                                    Secretary

                              [LOGO APPEAR HERE]


                                                                      Appendix A

                           SOUTHERN FINANCIAL BANCORP
                            AUDIT COMMITTEE CHARTER

                               Mission Statement

The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

Organization

 .    Committee will be made up of  at least 3 outside independent directors
 .    The majority of the members must have an understanding of financial reporting and controls in business;
 .    The committee will meet 4 times per year; and
 .    The chairperson will be appointed by the full board of directors and be knowledgeable in accounting issues.

Overview of Internal Audit Committee Responsibilities

The function of the Audit Committee is oversight. The management of the Bank is responsible for the preparation, presentation and integrity of the Corporation's
financial statements.   Management is responsible for maintaining appropriate
accounting and financial reporting principles and policies and the internal audit department is responsible for conducting reviews, including reviews of the internal controls designed to assure compliance with policies, procedures and processes of the Bank. The independent auditor is responsible for planning and carrying out a proper audit and reviews, including reviews of the Bank's quarterly financial statements prior to the filing of each quarterly report on 10-Q, and other procedures.

In fulfilling their responsibilities here under, it is recognized that members of the Audit Committee are not full-time employees of the Bank and are not, and do not represent themselves to be accountants or auditors by profession or experts in the fields of accounting or auditing. As such it is not the duty or responsibility of the Audit Committee or its members to conduct "fieldwork" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of the persons or organizations within and outside the Bank that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

Roles and Responsibilities

Internal Control
 .    Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;
 .    Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and
 .    Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting
General
 .    Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understanding their impact on the financial statements, and
 .    Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements
 .    Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;
 .    Pay particular attention to complex and/or unusual transactions;
 .    Focus on judgmental areas such as those involving valuation of assets and liabilities, including the accounting for and disclosure of loan losses; litigation reserves; and other commitments and contingencies;
 .    Meet with management and the external auditors to review the financial statements and results of the audit;
 .    Consider management's handling of proposed audit adjustments identified by the external auditors;
 .    Review the MD&A and other sections of the annual report before it s release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations, and
 .    Ensure that the external auditors communicate certain required matters to the committee.

Interim Financial Statements

 .    Be briefed on how management develops and summarizes quarterly financial information and the extent to which external auditors review the information;
 .    Ensure that the external auditors communicate certain required matters to the committee.

Compliance with Laws and Regulations
 .    Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up on any fraudulent acts or accounting irregularities;
 .    Periodically obtain updates from management regarding compliance;
 .    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
 .    Review the findings of any examinations by regulatory agencies.

Compliance with Code of Conduct
 .    Ensure that a code of conduct is formalized in writing and that all employees are aware of it;
 .    Evaluate whether management is setting the appropriate tone by communicating the importance of the code of conduct and the guidelines for acceptable business practices;
 .    Review the program for monitoring compliance with the code of conduct; and
 .    Periodically obtain updates from management regarding compliance.

Internal Audit
 .    Review the activities and organizational structure of the internal audit function;
 .    Review the qualifications of the internal audit function and concur on the appointment or replacement of the director of internal audit; and
 .    Review the effectiveness of the internal audit function.

External Audit
 .    Review the external auditors' proposed audit scope and approach;
 .    Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and
 .    Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards.

Other Responsibilities
 .    Meet with the external auditors, director of internal audit, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;
 .    Ensure that significant findings and recommendations made by the internal and external
     auditors are received and discussed on a timely basis;
 .    If necessary, institute special investigations;
 .    Perform other oversight functions as requested by the full board;
 .    Review and update the charter on an annual basis; receive approval of changes from the board.

Reporting
 .    Regularly update the board of directors about committee activities and make appropriate recommendations.

                                                                      Appendix B

                        SOUTHERN FINANCIAL BANCORP, INC.
                      1993 STOCK OPTION AND INCENTIVE PLAN
                       (As Amended and Restated in 2001)


     1.   Plan Purpose.  The purpose of the Plan is to promote the long-term
          ------------
interests of the Institution and its stockholders by providing a means for attracting and retaining officers and key employees of the Institution and its Affiliates and members of the Board of Directors of the Institution. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed on a full-time basis will qualify as Incentive Stock Options. Options granted to persons who are not full-time employees will be Non-Qualified Stock Options.

     2.   Definitions.  The following definitions are applicable to the Plan:
          -----------

          (a) "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Institution as such terms are defined in Section 424(e) and (f), respectively, of the Code.
          (b) "Automatic Award Date" -- means the first business day after the first meeting of the Board of Directors of the Institution following each annual meeting of stockholders of the Institution during the term of the Plan.
          (c) "Automatic Option" -- means a Non-Qualified Stock Option automatically granted to a Non-Employee Director pursuant to Section 6A hereof.

          (d) "Award" -- means the grant of an Automatic Option, Incentive Stock Option, Non-Qualified Stock Option, or Restricted Stock, or any combination thereof, as provided in the Plan.

          (e) "Code" - means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" - means the Committee referred to in Section 3 hereof.

          (g) "Continuous Service" -- means (i) with respect to Automatic Options awarded for service as a Director, continuous service as a Director or
(ii) in the case of all other Options, the absence of any interruption or termination of service as an officer or employee of the Institution or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option shall mean the absence of any interruption or termination of service as a full-time employee of the Institution or an Affiliate. Service as an officer or employee of the Institution or an Affiliate shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Institution or in the case of transfers between payroll locations of the Institution or between payroll locations of the Institution, its parent, its subsidiaries or its successor.

          (h) "Disinterested Persons" -- means those Directors who are "non-employee directors" as defined in Rule 16b-3, as amended, under the Securities Exchange Act of 1934.

          (i) "Director" -- means any person who is a member of the Board of Directors of the Institution.

          (j) "Employee" -- means any person (other than a Non-Employee Director), including an officer, who is employed by the Institution or any Affiliate. The term "Employee" is not intended to include a person whose sole position with respect to the Institution or any Affiliate is that of a Director.

          (k) "Exercise Price" -- means the price per Share at which the Shares subject to an Option may be purchased upon the exercise of such Option.

          (l) "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          (m) "Institution" -- means Southern Financial Bancorp, Inc., a Virginia corporation.

          (n) "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange--Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          (o) "Non-Employee Director" -- means an individual who is a Director and who is not an employee of the Institution or any Affiliate on the applicable Automatic Award Date.

          (p) "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof or an option to purchase Shares granted pursuant to Section 6A hereof, which options are not intended to qualify under Section 422 of the Code.

          (q) "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

          (r) "Participant" -- means any officer or key employee of the Institution or any Affiliate who is selected by the Committee to receive an Award and any Director who receives an Automatic Award.

          (s) "Plan" -- means the 1993 Stock Option and Incentive Plan of the Institution.

          (t) "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 9 hereof with respect to Restricted Stock awarded under the Plan.

          (u) "Restricted Stock" -- means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

          (v) "Shares" -- means the shares of common stock, par value $.01 per share, of the Institution.

     3.   Administration.  The Plan shall be administered by a Committee
          --------------
consisting of three or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Institution. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; (v) establish from time to time regulations for the administration of the Plan; (vii) interpret the Plan; and (vii) make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating persons as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.   Participants.  The Committee may select from time to time Participants
          ------------
(other than Non-Employee Directors) in the Plan from those officers and key employees (other than Disinterested Persons) of the Institution or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Institution or its Affiliates.

     Non-Employee Directors who receive Automatic Awards under the Plan pursuant to Article 6A shall automatically be Participants.

     5.   Shares Subject to Plan. Subject to adjustment by the operation of
          ----------------------
Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 481,000. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6.   General Terms and Conditions of Options.  The Committee shall have
          ---------------------------------------
full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, provided, however, that except as otherwise specified in the Plan, no Option shall be exercisable prior to the expiration of one year from the date of grant, and (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

     6A.  Automatic Options.  On each Automatic Award Date occurring after the
          -----------------
effective date of this amendment and restatement of the Plan, each Non-Employee Director will automatically receive an Award of an Automatic Option for 1,000 Shares, or such lesser number as the Committee may determine from time to time for Non-Employee Directors as a whole or for any Non-Employees Directors.

     The Exercise Price of Automatic Options shall be 100% of the Market Value on the Automatic Award Date.

     Unless otherwise provided by the Committee in the applicable instrument or instruments evidencing the grant of Automatic Options, the expiration date of each Automatic Option shall be ten years from its Automatic Award Date, and each Automatic Option shall become exercisable on the first anniversary of its Automatic Award Date, provided that an Automatic Option shall be immediately exercisable to the extent otherwise specified in the Plan.

     7.   Exercise of Options.
          -------------------

          (a) An Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

          (b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Institution in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Institution. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable

Exercise Price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

          (c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and normal and early retirement, but excluding death and termination of employment by the Institution or any Affiliate or service as a Director, as the case may be, for cause) such Participant may but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If the Continuous Service of a Participant to whom an Option was granted by the Institution is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

          (d) In the event of the death of a Participant while in the Continuous Service of the Institution or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or by the laws of descent and distribution may exercise such Option or right at any time within a period of one year succeeding the date of death of such Participant, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death and in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     8.   Incentive Stock Options. Incentive Stock Options may be granted only
          -----------------------
to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Institution and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Institution or Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9.   Terms and Conditions of Restricted Stock. The Committee shall have
          ----------------------------------------
full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Participants other than Non-Employee Directors and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

          (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide, in the agreement referred to in paragraph (d) of this Section 9, the shares awarded and Restricted Stock shall vest and subject to any other terms and conditions as the Committee shall provide shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this Section 9 and
Section 10 hereof, the Participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) Except as provided in Section 12 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this Section 9, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Institution. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

          (c) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Institution and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1993 Stock Option and Incentive Plan of Southern Financial Federal Bancorp, Inc. and an Agreement entered into between the registered owner and Southern Financial Bancorp, Inc. Copies of such Plan and Agreement are on file in the Office of the Secretary of Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 22186."

          (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Institution in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

          (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such-shares by the Institution or specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or (ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Institution for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

          (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 9, the Institution shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) of stock power deposited with its pursuant to paragraph (c) of this Section 9 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

     10.  Adjustments Upon Changes in Capitalization.  In the event of any
          ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Institution, the maximum aggregate number of class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Institution in the manner provided in Section 9 hereof.

     11.  Effect of Merger on Options. In the case of any merger, consolidation
          ---------------------------
or combination of the Institution (other than a merger, consolidation or combination in which the Institution is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive different securities, cash or other property, or any combination thereof, any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Committee.

     12.  Effect of Change in Control. Each of the events specified in the
          ---------------------------
following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Institution with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Institution may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Institution shall cease to constitute a majority of the Board of Directors of the Institution or (iii) the shareholders of the Institution shall approve an agreement providing either for a transaction in which the Institution will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Institution; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Institution. If the Continuous Service of any Participant of the Institution or any Affiliate is involuntarily terminated, for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Institution) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, that no Option shall be exercisable by a director or officer of the Institution within six months of the date of grant of such Option and no Option which has previously been exercised or otherwise terminated shall become exercisable.

     13.  Assignment and Transfers. No Award nor any right or interest of a
          ------------------------
Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     14.  Rights under the Plan. No officer, key employee or Non-Employee
          ---------------------
Director shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee, Non-Employee Director or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Institution or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employee of the Institution or any Affiliate or any Non-Employee Director to continue to serve as a Director.

     15.  Delivery and Registration of Stock. The Institution's obligation to
          ----------------------------------
deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other Federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Institution shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     16.  Withholding Tax.  Upon the termination of the Restricted Period with
          ---------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Institution shall have the right to require the Participant or other person receiving such shares to pay the Institution the amount of any taxes which the Institution is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Institution shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Institution is required to withhold with respect to such dividend payments.

     Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Institution shall have the right to require the Participant or such other person to pay the Institution the amount of any taxes which the Institution is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     17.  Amendment or Termination.  The Board of Directors of the Institution
          ------------------------
may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Institution which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     18.  Effective Date and Term of Plan.  The Plan became effective upon its
          -------------------------------
adoption by the Board of Directors of Southern Financial Federal Savings Bank on August 18, 1993, subject to ratification by vote of the holders of a majority of the outstanding shares of the Institution entitled to vote on the adoption of the Plan, which ratification occurred on September 29, 1993. It shall continue in effect for a term of ten years from its effective date unless sooner terminated under Section 17 hereof. The Plan was assumed by the Institution in 1995 in connection with its formation as a holding company for Southern Financial Federal Savings Bank.

     19.  Effective Date of This Amendment and Restatement of Plan. This
          --------------------------------------------------------
amendment and restatement of the Plan shall become effective upon its adoption by the Board of Directors of the Institution and its approval by vote of the holders of a majority of the outstanding shares of the Institution entitled to vote on such approval.

                       SOUTHERN FINANCIAL BANCORP, INC.
                              37 East Main Street
                           Warrenton, Virginia 20186
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Proxy is Solicited by the Board of Directors


     The undersigned hereby appoints R. Roderick Porter, Georgia S. Derrico, and Richard P. Steele, jointly and severally, as proxies (and if the undersigned is a proxy, as substitute), each with the power to act alone and to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Southern Financial Bancorp, Inc. (the "Company") held of record by the undersigned on February 22, 2001 at the Annual Meeting of Shareholders to be held on April 26, 2001 or any adjournment thereof.

     The Board of Directors recommends a vote FOR each of the following
Proposals:

     1.   To elect four directors for a three-year term.

          [_]  For all nominees                     [_]  WITHHOLD AUTHORITY to
               listed below                              vote for all nominees
               (except as marked to the contrary)

(INSTRUCTION: To withhold the authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

   Fred L. Bollerer, Georgia S. Derrico, Barbara J. Fried, Richard E. Smith

     2. To ratify the designation of KPMG LLP as the Company's auditors for the fiscal year ending December 31, 2001.

          [_]  FOR               [_]   AGAINST             [_]   ABSTAIN

     3. To amend and restate the 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 70,000 and provide automatic options to non-employee directors of the Company.

          [_]  FOR               [_]   AGAINST             [_]   ABSTAIN

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposals 1 and FOR Proposals 2 and 3.

     Please sign exactly as the name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     Date: ___________________, 2001          __________________________________
                                                            Signature

     Printed Name:

     ________________________________         __________________________________
                                                  Signature, if held jointly

     Number of Shares:                        I plan to attend the meeting in
                                              person:
                                              [_]    Yes
     ____________________                     [_]     No


                  Please mail this form in the enclosed envelope